                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ---------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 15, 1998
                                        ----------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                     0-25762              54-1719855
-------------------------------       -----------        -------------------
(State or other jurisdiction of       (Commission           (IRS Employer
         incorporation)               File Number)       Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                  23060
--------------------------------------------------               ----------
   (Address of principal executive offices)                      (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):

                                 Not Applicable


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ITEM 5.        OTHER EVENTS.

               The December 1997 monthly Certificateholders Statements to investors were distributed January 15, 1998.

               During the fourth quarter of 1997 Capital One Bank ("Bank") modified its methodology as to the timing of charge-offs of credit card loans. The Bank now charges off credit card loans at 180 days past-due versus the prior practice of charging off loans during the next billing cycle after becoming 180 days past-due. For the Capital One Master Trust (the "Trust"), this new methodology will be implemented during the months of December 1997 with respect to Principal Receivables and January 1998 with respect to Finance Charge Receivables. For the December monthly period, this change in methodology resulted in an additional increase of $40,961,451 in the Defaulted Amount and correspondingly an additional increase of 4.88% in the annualized default rate for the Capital One Master Trust. This increase reflects the charge-off of Principal Receivables in December under the new methodology. In addition, for each Series, Excess Spread will be reduced proportionately as a result of the increased Defaulted Amount. In January 1998, this new methodology will result in a decrease of approximately $18,858,897 in the amount of Finance Charge Receivables, reflecting the reversal of finance charges and fees previously accrued for these Defaulted Accounts. Excess Spread for January will also be reduced proportionately as a result of the decrease in Finance Charge Receivables.

ITEM 7(c).     EXHIBITS

               The following are filed as exhibits to this Report under
               Exhibit 20:

               1. December Performance Summary

               2. Series 1993-1 Class A and Class B Certificateholder's
                  Statements for the month of December 1997.

               3. Series 1993-4 Class A and Class B Certificateholder's
                  Statements for the month of December 1997.

               4. Series 1994-3 Class A and Class B Certificateholder's
                  Statements for the month of December 1997.

               5. Series 1994-A Certificateholders' Statement for the month of
                  December 1997.


                                                                    Page 2 of 35
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               6.  Series 1995-1 Class A and Class B Certificateholder's
                   Statements for the month of December 1997.

               7. Series 1995-2 Class A and Class B Certificateholder's Statements for the month of December 1997.

               8. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of December 1997.

               9. Series 1995-4 Class A and Class B Certificateholder's Statements for the month of December 1997.

               10. Series 1996-1 Class A and Class B Certificateholder's
                   Statements for the month of December 1997.

               11. Series 1996-2 Class A and Class B Certificateholder's
                   Statements for the month of December 1997.

               12. Series 1996-3 Class A and Class B Certificateholder's
                   Statements for the month of December 1997.

               13. Series 1997-1 Class A and Class B Certificateholder's
                   Statements for the month of December 1997.

               14. Series 1997-2 Class A and Class B Certificateholder's
                   Statements for the month of December 1997.

               15. Trust Excess Spread Analysis



                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.


                                             CAPITAL ONE MASTER TRUST

                                             By:      CAPITAL ONE BANK
                                                      Servicer


                                             By:      /s/ David M. Willey
                                                      ------------------------
                                                      David M. Willey
                                                      Vice President
Date: January 15, 1998



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                                INDEX TO EXHIBITS

                                                                                     SEQUENTIALLY
EXHIBIT                                                                              NUMBERED
NUMBER                        EXHIBITS                                               PAGE
------                        --------                                               ----

      1                       December Performance Summary                            07

      2                       Series 1993-1 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997      09

      3                       Series 1993-4 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997      11

      4                       Series 1994-3 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997      13

      5                       Series 1994-A Certificateholder's Statement for
                              the month of December 1997                              15

      6                       Series 1995-1 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997      16

      7                       Series 1995-2 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997      18

      8                       Series 1995-3 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997      20

      9                       Series 1995-4 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997      22

      10                      Series 1996-1 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997      24


      11                      Series 1996-2 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997      26

      12                      Series 1996-3 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997     28


      13                      Series 1997-1 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997     30


      14                      Series 1997-2 Class A and Class B Certificate-
                              holder's Statements for the month of December 1997     32


      15                      Trust Excess Spread Analysis                           35



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